Exhibit 99.1

    UnionBanCal Corporation Reports 11% Increase in Fourth Quarter
           Operating Earnings Per Share and 16% Increase in
                Full Year Operating Earnings Per Share

    SAN FRANCISCO--(BUSINESS WIRE)--Jan. 21, 2004--UnionBanCal Corporation (NYSE:UB) today reported fourth quarter 2003 net income of $151.8 million, or $1.02 per diluted common share, compared with $145.0 million, or $0.95 per diluted common share, for fourth quarter 2002. Operating earnings for fourth quarter 2003 were $156.6 million, or $1.05 per diluted common share, a 10.5 percent increase over operating earnings of $0.95 per diluted common share in fourth quarter 2002. Operating earnings for fourth quarter 2003 exclude the after-tax effect of a $7.8 million accrual related to a pre-litigation claim.
    For full year 2003, net income was $587.1 million, or $3.90 per diluted common share, compared with $527.9 million, or $3.38 per diluted common share, in 2002. Operating earnings per diluted common share for full year 2003 were $3.89, up 15.8 percent over 2002.
    "We are pleased with our fourth quarter and full year results," stated Norimichi Kanari, President and Chief Executive Officer. "Earnings growth was driven by strong noninterest income growth and a significant improvement in asset quality. Credit loss provisions were lower throughout the year, reflecting the improved risk profile of our loan portfolio, as well as the successful implementation of our credit management initiatives.
    "In addition to strong earnings growth, I am also pleased to report operating returns on average stockholders' equity of 16.8 percent for the fourth quarter and 15.3 percent for the full year, both of which represent an improvement of well over 100 basis points, compared with prior year.
    "With earnings strong, but overall loan demand soft, we generated significant excess capital in 2003. We returned that excess capital to stockholders by raising our quarterly common stock dividend 10.7 percent and by repurchasing over 8 million common shares.
    Kanari continued, "I am also pleased to note the completion of our acquisition of Business Bancorp, which closed on January 16, 2004. This acquisition further extends our California footprint in attractive southern and northern California markets.
    "We continue to make improvements to our business model that will maximize returns over the long run, while positioning the Company to benefit from the improved economic conditions expected in 2004. As always, we aspire to generate strong total returns for our stockholders," concluded Kanari.

    Fourth Quarter Total Revenue

    For fourth quarter 2003, total revenue (taxable-equivalent net interest income plus noninterest income) was $595.9 million, an increase of $10.4 million, or 1.8 percent, compared with fourth quarter 2002. Net interest income decreased 3.1 percent, while noninterest income increased 12.7 percent. Compared with third quarter 2003, total revenue was $7.3 million, or 1.2 percent, lower with net interest income decreasing 2.4 percent and noninterest income increasing 1.2 percent.

    Fourth Quarter Net Interest Income (Taxable-equivalent)

    Net interest income was $392 million in fourth quarter 2003, down $12.6 million from the same quarter a year ago. Volume gains in deposits and earning assets were offset by the effects of the lower interest rate environment and a shift in the mix of earning assets. Average earning assets grew $3.2 billion, or 9.2 percent, primarily due to a $3.8 billion, or 59.0 percent, increase in average securities, partially offset by a $484 million, or 1.8 percent, decrease in average loans. Average residential mortgages increased $1.2 billion, or 18.9 percent, and average commercial mortgages increased $234 million, or 5.8 percent. Average commercial loans decreased $1.8 billion, or 16.1 percent, primarily due to continued soft commercial loan demand. Average noninterest bearing deposits increased $2.1 billion, or 15.2 percent, with title and escrow deposits decreasing 6 percent and other demand deposits increasing 21 percent. Average noninterest bearing deposits represented 46.2 percent of total deposits, up from 45.9 percent in the same quarter a year ago. The annualized all-in cost of funds was 0.48 percent.
    Due to the lower interest rate environment, the average yield on earning assets of $37.7 billion declined 78 basis points year-over-year, while the average rate on interest bearing liabilities of $20.9 billion fell 47 basis points. The net interest margin in fourth quarter 2003 was 4.14 percent, a decrease of 53 basis points compared with fourth quarter 2002.
    On a sequential quarter basis, net interest income decreased $9.7 million, or 2.4 percent. Average earning assets decreased $167 million, or 0.4 percent, with average securities increasing $258 million, or 2.6 percent, average money market assets decreasing $204 million, or 16.6 percent, and average loans decreasing $196 million, or 0.7 percent. Average noninterest bearing deposits decreased $85 million, or 0.5 percent, due primarily to a decrease in title and escrow deposits. The net interest margin decreased 8 basis points to
4.14 percent.

    Fourth Quarter Noninterest Income

    In fourth quarter 2003, noninterest income was $203.8 million, up $23.0 million, or 12.7 percent, from the same quarter a year ago. Service charges on deposit accounts increased $8.2 million, or 11.5 percent, primarily due to higher deposit volumes and higher account analysis and overdraft fees. Insurance commissions increased $9.7 million, to $17.6 million, primarily reflecting the December 2002 acquisition of John Burnham Insurance Services, the April 2003 acquisition of Tanner Insurance Brokers, and the December 2003 acquisition of Knight Insurance Agency. International commissions and fees increased $4.0 million, or 20.8 percent, primarily due to higher fees on foreign remittances and letters of credit.
    Noninterest income increased $2.4 million, or 1.2 percent, on a sequential quarter basis. Service charges on deposits decreased $2.5 million, or 3.0 percent, while international commissions and fees, insurance commissions, and net securities gains were higher.

    Fourth Quarter Noninterest Expense

    Noninterest expense on an operating basis for fourth quarter 2003 was $358.1 million, an increase of $22.6 million, or 6.7 percent, over fourth quarter 2002. Salaries and employee benefits expense increased $22.6 million, or 12.3 percent, primarily due to higher employee count associated with acquisitions and de novo branch openings, annual merit increases and higher performance-related incentive expense. Intangible asset amortization expense was $3.1 million, an increase of $1.3 million compared with prior year, due to recent acquisitions.
    Noninterest expense on an operating basis for fourth quarter 2003 excludes the effect of a $7.8 million accrual related to a pre-litigation claim. Noninterest expense on an operating basis for fourth quarter 2002 excluded the effect of a $15.3 million amortization adjustment to correct an accounting error. This amortization adjustment was almost fully offset by a related $15.1 million adjustment to income tax expense, resulting in a net impact of $0.2 million to fourth quarter 2002 earnings.
    Compared with third quarter 2003, noninterest expense on an operating basis increased $9.3 million, or 2.7 percent.

    Full Year 2003 Results

    Total revenue on an operating basis was $2.4 billion in 2003, an increase of $107 million, or 4.8 percent, compared with 2002. Net interest income increased 0.5 percent, and noninterest income on an operating basis increased 14.6 percent.
    Net interest income was $1.6 billion in 2003, a $7 million, or 0.5 percent, increase from prior year. The positive effect of higher volumes of noninterest bearing demand deposits and earning assets was substantially offset by the adverse effect of the lower interest rate environment prevalent throughout 2003, and a shift in the mix of earning assets. Compared with prior year, net interest margin declined 45 basis points, to 4.29 percent.
    Noninterest income on an operating basis in 2003 was $785.2 million, representing 33.3 percent of total revenue on an operating basis, and an increase of $100 million, or 14.6 percent, over 2002. Service charges on deposits increased $35.6 million, or 12.9 percent, primarily due to higher account analysis and overdraft fees, and higher deposit volumes. Trust and investment management fees decreased $7.6 million, or 5.3 percent, primarily due to a shift in the mix of assets from managed to non-managed. International commissions and fees increased $9.5 million, or 12.4 percent, primarily due to higher fees on foreign remittances and letters of credit. Insurance commissions increased $34.8 million, or 125.0 percent, primarily due to three insurance brokerage acquisitions. In addition, the private equity portfolio had a net gain of $1.3 million in 2003, compared with a net loss of $16.5 million in 2002, while auto lease residual writedowns totaled $0.3 million in 2003, compared with $9.0 million in 2002.
    For 2003, noninterest expense on an operating basis increased $114.7 million, or 9.0 percent, over 2002. Salaries and employee benefits expense increased $77.6 million, or 10.6 percent, primarily due to higher employee count associated with recent acquisitions and de novo branch openings, merit increases, higher performance-related incentive expense, and higher health benefits expense for current employees and retirees. Net occupancy expense increased $13.5 million, or 12.6 percent, primarily due to higher branch count associated with acquisitions and de novo branch openings. Intangible asset amortization expense was $11.4 million, an increase of $5.9 million compared with prior year, due to recent acquisitions.

    Credit Quality

    Nonperforming assets at December 31, 2003, were $287 million, or
0.68 percent of total assets. This compares with $344 million, or 0.81 percent of total assets at September 30, 2003, and $337 million, or
0.84 percent of total assets, at December 31, 2002.
    There was no provision for credit losses in fourth quarter 2003, compared with $20 million in third quarter 2003, and $30 million in fourth quarter 2002. Net loans charged off in fourth quarter 2003 were $18 million, compared with $38 million in third quarter 2003, and $47 million in fourth quarter 2002.
    "Asset quality continued to improve during the fourth quarter," commented Philip Flynn, Chief Credit Officer, "resulting in a zero provision for credit losses for the quarter. The allowance for credit losses was appropriate at year-end based on consistent application of our reserving methodology and conformance with applicable accounting standards."
    At December 31, 2003, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 2.06 percent and 189.5 percent, respectively. These ratios were 2.11 percent and
161.4 percent, respectively, at September 30, 2003, and 2.28 percent and 180.9 percent, respectively, at December 31, 2002.

    Balance Sheet and Capital Ratios

    At December 31, 2003, the Company had total assets of $42.5 billion and total deposits of $35.5 billion. Total stockholders' equity was $3.7 billion and the tangible equity ratio was 8.20 percent. Book value per share was $25.66, up 2.9 percent from a year earlier. The Company's Tier I and total risk based capital ratios at December 31, 2003, were 11.31 percent and 14.14 percent, respectively.

    Stock Repurchases

    During fourth quarter 2003, the Company repurchased 242,000 shares of common stock at an average price of $53.03 per share. At December 31, 2003, the Company had authority from its Board of Directors to repurchase an additional $102 million of common stock.
    During full year 2003, the Company repurchased a total of 8.0 million shares of common stock at an average price of $44.61 per share.
    Common shares outstanding at December 31, 2003, were 145.8 million, a decrease of 4.9 million shares, or 3.3 percent, from one year earlier.

    First Quarter/Full Year 2004 Earnings Per Share Guidance

    The Company currently estimates that first quarter 2004 fully diluted earnings per share will be in the range of $0.94 to $1.00. Full year 2004 fully diluted earnings per share are estimated to be in the range of $4.10 to $4.35.

    Use of Non-GAAP Financial Measures

    This press release contains certain references to operating earnings, and other financial measures identified as being stated on "an operating basis" or qualified by the word "operating", that include adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Operating earnings, as used herein, differs from net income reported under GAAP in that operating earnings excludes unusual or non-recurring charges, losses, credits or gains. Similarly, other financial measures that are identified herein as being stated on "an operating basis" or qualified by the word "operating" exclude these unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items and their impact on the Company's performance are difficult to predict, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company's core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. For a detailed reconciliation of data presented on an operating basis to GAAP financial measures, please refer to Exhibits 5 and 6 accompanying this press release.

    Forward-Looking Statements

    The following appears in accordance with the Private Securities Litigation Reform Act: This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by looking at the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, credit quality of borrowers, operational factors, competition in the geographic and business areas in which the Company conducts its operations, and global political and general economic conditions. A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

    Conference Call and Webcast

    The Company will conduct a conference call to review fourth quarter and full year results at 8:30 AM PST (11:30 AM EST) on January 22, 2004. Interested parties calling from locations within the United States should call 888-276-0005 (612-332-1020 from outside the United States) 10 minutes prior to the beginning of the conference.
    A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, and will remain on the website for a period of one year.
    A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM PST (3:00 PM EST), January 22, through 11:59 PM PST, January 29 (2:59 AM EST, January 30). The reservation number for this playback is 715495.
    Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $42.5 billion at December 31, 2003. Its primary subsidiary, Union Bank of California, N.A., has 280 banking offices in California, 4 banking offices in Oregon and Washington and 21 international facilities.


               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)
                               Exhibit 1

                                                          Percent
On a Reported                                             Change to
 Earnings                                               Dec 31, 2003
 Basis:       As of and for the Three Months Ended          from
------------- -------------------------------------- -----------------
(Dollars in
 thousands,
 except per      Dec 31,      Sep 30,     Dec 31,    Dec 31,   Sep 30,
 share data)      2002         2003         2003       2002      2003
------------- ------------ ------------ ------------ -------- --------
Results of
 operations:
Net interest
 income (1)      $404,649     $401,736     $392,057   (3.11%)  (2.41%)
Noninterest
 income           180,810      201,470      203,841    12.74%    1.18%
              ------------ ------------ ------------
Total revenue     585,459      603,206      595,898     1.78%  (1.21%)
Noninterest
 expense          350,863      348,861      365,888     4.28%    4.88%
Provision for
 credit
 losses            30,000       20,000            - (100.00%)(100.00%)
              ------------ ------------ ------------
Income before
 income taxes
 (1)              204,596      234,345      230,010    12.42%  (1.85%)
Taxable-
 equivalent
 adjustment           983          647          637  (35.20%)  (1.55%)
Income tax
 expense           58,660       78,653       77,554    32.21%  (1.40%)
              ------------ ------------ ------------
Net income       $144,953     $155,045     $151,819     4.74%  (2.08%)
              ============ ============ ============

Per common
 share:
Net income-
 basic              $0.96        $1.04        $1.04     8.33%    0.00%
Net income-
 diluted             0.95         1.02         1.02     7.37%    0.00%
Dividends (2)        0.28         0.31         0.31    10.71%    0.00%
Book value
 (end of
 period)            24.94        25.32        25.66     2.89%    1.34%
Common shares
 outstanding
 (end of
 period)      150,702,363  145,105,566  145,758,156   (3.28%)    0.45%
Weighted
 average
 common shares
 outstanding -
 basic        150,658,795  149,528,298  145,526,885   (3.41%)  (2.68%)
Weighted
 average
 common shares
 outstanding -
 diluted      152,162,440  151,561,790  148,468,297   (2.43%)  (2.04%)

Balance sheet
 (end of period):

Total assets  $40,169,773  $42,602,745  $42,498,467     5.80%  (0.24%)
Total loans    26,728,083   26,047,376   25,934,753   (2.97%)  (0.43%)
Nonaccrual
 loans            336,689      341,039      281,201  (16.48%) (17.55%)
Nonperforming
 assets           337,404      344,347      286,890  (14.97%) (16.69%)
Total
 deposits      32,840,815   35,957,805   35,532,283     8.20%  (1.18%)
Junior                                                 nm       nm
 subordinated
 debt                   -            -      363,940
Trust
 preferred
 securities       365,696      356,629            - (100.00%)(100.00%)
Stockholders'
 equity         3,758,189    3,674,107    3,740,436   (0.47%)    1.81%

Balance sheet
 (period average):
Total assets  $37,790,101  $41,913,515  $41,790,183    10.58%  (0.29%)
Total loans    26,619,751   26,331,986   26,135,502   (1.82%)  (0.75%)
Earning
 assets        34,499,595   37,855,869   37,688,590     9.24%  (0.44%)
Total
 deposits      30,734,581   34,902,964   35,156,404    14.39%    0.73%
Stockholders'
 equity         3,767,001    3,834,834    3,697,618   (1.84%)  (3.58%)

Financial ratios:
Return on
 average
 assets (3)          1.52%        1.47%        1.44%
Return on
 average
 stock-
holders'
 equity (3)         15.27%       16.04%       16.29%
Efficiency
 ratio (4)          59.93%       57.85%       61.41%
Net interest
 margin (1)          4.67%        4.22%        4.14%
Dividend
 payout ratio       29.17%       29.81%       29.81%
Tangible
 equity ratio        8.93%        8.05%        8.20%
Tier 1 risk-
 based
 capital
 ratio (5)          11.18%       10.96%       11.31%
Total risk-
 based
 capital
 ratio (5)          12.93%       12.58%       14.14%
Leverage
 ratio (5)           9.75%        8.73%        9.03%
Allowance for
 credit
 losses to
 total loans         2.28%        2.11%        2.06%
Allowance for
 credit losses
 to nonaccrual
 loans             180.94%      161.43%      189.53%
Net loans
 charged off
 to average
 total loans
 (3)                 0.70%        0.58%        0.27%
Nonperforming
 assets to
 total loans,
 foreclosed
 assets, and
 distressed
 loans held
 for sale            1.26%        1.32%        1.11%
Nonperforming
 assets to
 total assets        0.84%        0.81%        0.68%

On an Operating
 Earnings Basis:
-------------
Selected financial
 data on an operating
 earnings basis (see bottom
 of exhibit 5 for
 non-recurring items):
Operating
 earnings per
 common share
 - basic            $0.96        $1.04        $1.08
Operating
 earnings per
 common share
 - diluted          $0.95        $1.02        $1.05
Operating
 return on
 average
 assets (3)          1.52%        1.47%        1.49%
Operating
 return on
 average
 stockholders'
 equity (3)         15.29%       16.04%       16.80%
Operating
 efficiency
 ratio (4)          57.31%       57.85%       60.11%
Operating
 dividend
 payout ratio       29.17%       29.81%       28.70%

(1) Taxable-equivalent basis.

(2) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.

(3) Annualized.

(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.

(5) Estimated as of December 31, 2003.

 nm = not meaningful


               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)
                               Exhibit 2

                                                            Percent
                                                            Change to
                                As of and for the Twelve  Dec 31, 2003
On a Reported Earnings Basis:          Months Ended           from
------------------------------- ------------------------- ------------
(Dollars in thousands, except      Dec 31,      Dec 31,      Dec 31,
 per share data)                    2002         2003         2002
------------------------------- ------------ ------------ ------------
Results of operations:
Net interest income (1)          $1,564,556   $1,571,619         0.45%
Noninterest income                  685,275      794,253        15.90%
                                ------------ ------------
Total revenue                     2,249,831    2,365,872         5.16%
Noninterest expense               1,296,965    1,408,353         8.59%
Provision for credit losses         175,000       75,000      (57.14%)
                                ------------ ------------
Income before income taxes (1)      777,866      882,519        13.45%
Taxable-equivalent adjustment         2,587        2,553       (1.31%)
Income tax expense                  247,376      292,827        18.37%
                                ------------ ------------
Net income                         $527,903     $587,139        11.22%
                                ============ ============

Per common share:
Net income-basic                      $3.41        $3.94        15.54%
Net income-diluted                     3.38         3.90        15.38%
Dividends (2)                          1.09         1.21        11.01%
Book value (end of period)            24.94        25.66         2.89%
Common shares outstanding (end
 of period)                     150,702,363  145,758,156       (3.28%)
Weighted average common shares
 outstanding - basic            154,757,817  148,917,249       (3.77%)
Weighted average common shares
 outstanding - diluted          156,414,940  150,645,193       (3.69%)

Balance sheet (end of period):
Total assets                    $40,169,773  $42,498,467         5.80%
Total loans                      26,728,083   25,934,753       (2.97%)
Nonaccrual loans                    336,689      281,201      (16.48%)
Nonperforming assets                337,404      286,890      (14.97%)
Total deposits                   32,840,815   35,532,283         8.20%
Junior subordinated debt                  -      363,940       nm
Trust preferred securities          365,696            -     (100.00%)
Stockholders' equity              3,758,189    3,740,436       (0.47%)

Balance sheet (period average):
Total assets                    $36,108,496  $40,470,483        12.08%
Total loans                      25,835,075   26,425,096         2.28%
Earning assets                   32,983,371   36,622,680        11.03%
Total deposits                   28,753,185   33,446,436        16.32%
Stockholders' equity              3,739,530    3,831,032         2.45%

Financial ratios:
Return on average assets               1.46%        1.45%
Return on average stockholders'
 equity                               14.12%       15.33%
Efficiency ratio (3)                  57.64%       59.53%
Net interest margin (1)                4.74%        4.29%
Dividend payout ratio                 31.96%       30.71%
Tangible equity ratio                  8.93%        8.20%
Tier 1 risk-based capital ratio
 (4)                                  11.18%       11.31%
Total risk-based capital ratio
 (4)                                  12.93%       14.14%
Leverage ratio (4)                     9.75%        9.03%
Allowance for credit losses to
 total loans                           2.28%        2.06%
Allowance for credit losses to
 nonaccrual loans                    180.94%      189.53%
Net loans charged off to
 average total loans                   0.80%        0.61%
Nonperforming assets to total loans,
 foreclosed assets, and distressed
 loans held for sale                   1.26%        1.11%
Nonperforming assets to total
 assets                                0.84%        0.68%

On an Operating Earnings Basis:
-------------------------------
Selected financial data on an operating earnings basis (see bottom of exhibit 6 for non-recurring items):
Operating earnings per common
 share (basic)                        $3.39        $3.94
Operating earnings per common
 share (diluted)                      $3.36        $3.89
Operating return on average
 assets                                1.45%        1.45%
Operating return on average
 stockholders' equity                 14.03%       15.30%
Operating efficiency ratio (3)        56.96%       59.25%
Operating dividend payout ratio       32.15%       30.71%
----------------------------------------------------------

(1) Taxable-equivalent basis.

(2) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.

(3) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.

(4) Estimated as of December 31, 2003.

nm = not meaningful


               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)
                               Exhibit 3

                     On a Reported Earnings Basis


                                          For the Three Months Ended
                                         -----------------------------
(Amounts in thousands, except per share   Dec 31,   Sep 30,   Dec 31,
 data)                                     2002      2003      2003
---------------------------------------- --------- --------- ---------
Interest Income
 Loans                                   $383,435  $350,210  $335,777
 Securities                                79,180    93,568    97,881
 Interest bearing deposits in banks           908       922       976
 Federal funds sold and securities
  purchased under resale agreements         3,237     2,532     1,993
 Trading account assets                     1,499       909       752
                                         --------- --------- ---------
  Total interest income                   468,259   448,141   437,379
                                         --------- --------- ---------

Interest Expense
 Domestic deposits                         47,743    34,984    34,232
 Foreign deposits                           4,014     1,991     2,224
 Federal funds purchased and securities
  sold under repurchase agreements            896       689       638
 Commercial paper                           3,647     1,723     1,111
 Medium and long-term debt                  2,146     1,738     2,423
 UnionBanCal Corporation - obligated
  mandatorily redeemable preferred
  securities of subsidiary grantor trust    3,793     3,607     3,580
 Other borrowed funds                       1,371     1,673     1,114
                                         --------- --------- ---------
  Total interest expense                   63,610    46,405    45,322
                                         --------- --------- ---------

Net Interest Income                       404,649   401,736   392,057
 Provision for credit losses               30,000    20,000         -
                                         --------- --------- ---------
  Net interest income after provision
   for credit losses                      374,649   381,736   392,057
                                         --------- --------- ---------

Noninterest Income
 Service charges on deposit accounts       71,179    81,832    79,356
 Trust and investment management fees      34,273    35,429    35,102
 International commissions and fees        19,363    22,223    23,393
 Insurance commissions                      7,877    15,814    17,596
 Card processing fees, net                  8,975    10,335     8,163
 Brokerage commissions and fees             8,011     7,549     7,141
 Merchant banking fees                      9,469     9,312     9,469
 Foreign exchange trading gains, net        6,895     7,574     8,534
 Securities gains (losses), net              (483)   (2,618)    2,267
 Other                                     15,251    14,020    12,820
                                         --------- --------- ---------
  Total noninterest income                180,810   201,470   203,841
                                         --------- --------- ---------

Noninterest Expense
 Salaries and employee benefits           183,915   205,302   206,466
 Net occupancy                             30,842    31,342    32,430
 Equipment                                 17,510    15,680    16,689
 Communications                            13,687    12,661    12,228
 Professional services                     14,062    12,676    10,302
 Data processing                            8,114     7,659     7,687
 Foreclosed asset expense (income)             16       (79)      (56)
 Other                                     82,717    63,620    80,142
                                         --------- --------- ---------
  Total noninterest expense               350,863   348,861   365,888
                                         --------- --------- ---------

 Income before income taxes               204,596   234,345   230,010
 Taxable-equivalent adjustment                983       647       637
 Income tax expense                        58,660    78,653    77,554

                                         --------- --------- ---------
Net Income                               $144,953  $155,045  $151,819
                                         ========= ========= =========

Net income per common share - basic         $0.96     $1.04     $1.04
                                         ========= ========= =========
Net income per common share - diluted       $0.95     $1.02     $1.02
                                         ========= ========= =========
Weighted average common shares
 outstanding - basic                      150,659   149,528   145,527
                                         ========= ========= =========
Weighted average common shares
 outstanding - diluted                    152,162   151,562   148,468
                                         ========= ========= =========

                                              For the Twelve Months
                                                       Ended
                                             -------------------------
(Amounts in thousands, except per share             December 31,
 data)                                          2002          2003
-------------------------------------------- -----------   -----------
Interest Income
 Loans                                       $1,520,469    $1,404,425
 Securities                                     317,200       349,999
 Interest bearing deposits in banks               2,806         3,990
 Federal funds sold and securities purchased
  under resale agreements                        13,478        10,203
 Trading account assets                           4,606         3,599
                                             -----------   -----------
   Total interest income                      1,858,559     1,772,216
                                             -----------   -----------

Interest Expense
 Domestic deposits                              215,138       151,004
 Foreign deposits                                21,110        10,232
 Federal funds purchased and securities sold
  under repurchase agreements                     6,030         3,401
 Commercial paper                                16,645         8,508
 Medium and long-term debt                        9,344         7,845

 UnionBanCal Corporation - obligated
  mandatorily redeemable preferred
  securities of subsidiary grantor trust         15,625        14,510
 Other borrowed funds                            10,111         5,097
                                             -----------   -----------
   Total interest expense                       294,003       200,597
                                             -----------   -----------

Net Interest Income                           1,564,556     1,571,619
 Provision for credit losses                    175,000        75,000
                                             -----------   -----------
   Net interest income after provision for
    credit losses                             1,389,556     1,496,619
                                             -----------   -----------

Noninterest Income
 Service charges on deposit accounts            275,820       311,417
 Trust and investment management fees           143,953       136,347
 International commissions and fees              76,956        86,505
 Insurance commissions                           27,847        62,652
 Card processing fees, net                       35,318        37,520
 Brokerage commissions and fees                  35,625        31,755
 Merchant banking fees                           32,314        30,990
 Foreign exchange trading gains, net             28,548        30,000
 Securities gains (losses), net                   2,502         9,309
 Other                                           26,392        57,758
                                             -----------   -----------
   Total noninterest income                     685,275       794,253
                                             -----------   -----------

Noninterest Expense
 Salaries and employee benefits                 731,166       808,804
 Net occupancy                                  106,592       124,274
 Equipment                                       66,160        65,394
 Communications                                  53,382        52,087
 Professional services                           44,851        48,558
 Data processing                                 32,589        31,574
 Foreclosed asset expense (income)                  146           (84)
 Other                                          262,079       277,746
                                             -----------   -----------
   Total noninterest expense                  1,296,965     1,408,353
                                             -----------   -----------

 Income before income taxes                     777,866       882,519
 Taxable-equivalent adjustment                    2,587         2,553
 Income tax expense                             247,376       292,827

                                             -----------   -----------
Net Income                                     $527,903      $587,139
                                             ===========   ===========

Net income per common share - basic               $3.41         $3.94
                                             ===========   ===========
Net income per common share - diluted             $3.38         $3.90
                                             ===========   ===========
Weighted average common shares outstanding -
 basic                                          154,758       148,917
                                             ===========   ===========
Weighted average common shares outstanding -
 diluted                                        156,415       150,645
                                             ===========   ===========


               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)
                               Exhibit 4

                  On an Operating Earnings Basis (1)


                                          For the Three Months Ended
                                         -----------------------------
(Amounts in thousands, except per share   Dec 31,   Sep 30,   Dec 31,
 data)                                     2002      2003      2003
---------------------------------------- --------- --------- ---------
Interest Income
   Loans                                 $383,435  $350,210  $335,777
   Securities                              79,180    93,568    97,881
   Interest bearing deposits in banks         908       922       976
   Federal funds sold and securities
    purchased under resale agreements       3,237     2,532     1,993
   Trading account assets                   1,499       909       752
                                         --------- --------- ---------
    Total interest income                 468,259   448,141   437,379
                                         --------- --------- ---------

Interest Expense
   Domestic deposits                       47,743    34,984    34,232
   Foreign deposits                         4,014     1,991     2,224
   Federal funds purchased and
    securities sold under repurchase
    agreements                                896       689       638
   Commercial paper                         3,647     1,723     1,111
   Medium and long-term debt                2,146     1,738     2,423

    UnionBanCal Corporation - obligated
     mandatorily redeemable preferred
     securities of subsidiary grantor
     trust                                  3,793     3,607     3,580
   Other borrowed funds                     1,371     1,673     1,114
                                         --------- --------- ---------
    Total interest expense                 63,610    46,405    45,322
                                         --------- --------- ---------

Net Interest Income                       404,649   401,736   392,057
   Provision for credit losses             30,000    20,000         -
                                         --------- --------- ---------
    Net interest income after provision
     for credit losses                    374,649   381,736   392,057
                                         --------- --------- ---------

Noninterest Income
   Service charges on deposit accounts     71,179    81,832    79,356
   Trust and investment management fees    34,273    35,429    35,102
   International commissions and fees      19,363    22,223    23,393
   Insurance commissions                    7,877    15,814    17,596
   Card processing fees, net                8,975    10,335     8,163
   Brokerage commissions and fees           8,011     7,549     7,141
   Merchant banking fees                    9,469     9,312     9,469
   Foreign exchange trading gains, net      6,895     7,574     8,534
   Securities gains (losses), net            (483)   (2,618)    2,267
   Other                                   15,251    14,020    12,820
                                         --------- --------- ---------
    Total noninterest income              180,810   201,470   203,841
                                         --------- --------- ---------

Noninterest Expense
   Salaries and employee benefits         183,915   205,302   206,466
   Net occupancy                           30,842    31,342    32,430
   Equipment                               17,510    15,680    16,689
   Communications                          13,687    12,661    12,228
   Professional services                   14,062    12,676    10,302
   Data processing                          8,114     7,659     7,687
   Foreclosed asset expense (income)           16       (79)      (56)
   Other                                   67,411    63,620    72,392
                                         --------- --------- ---------
    Total noninterest expense             335,557   348,861   358,138
                                         --------- --------- ---------

   Income before income taxes             219,902   234,345   237,760
   Taxable-equivalent adjustment              983       647       637
   Income tax expense                      73,785    78,653    80,538

                                         --------- --------- ---------
Net operating earnings                   $145,134  $155,045  $156,585
                                         ========= ========= =========

Net operating earnings per common share
 - basic                                    $0.96     $1.04     $1.08
                                         ========= ========= =========
Net operating earnings per common share
 - diluted                                  $0.95     $1.02     $1.05
                                         ========= ========= =========
Weighted average common shares
 outstanding - basic                      150,659   149,528   145,527
                                         ========= ========= =========
Weighted average common shares
 outstanding - diluted                    152,162   151,562   148,468
                                         ========= ========= =========


                                           For the Twelve Months Ended
                                           ---------------------------
(Amounts in thousands, except per share           December 31,
 data)                                         2002          2003
                                           ------------- -------------
Interest Income
   Loans                                     $1,520,469    $1,404,425
   Securities                                   317,200       349,999
   Interest bearing deposits in banks             2,806         3,990
   Federal funds sold and securities
    purchased under resale agreements            13,478        10,203
   Trading account assets                         4,606         3,599
                                           ------------- -------------
    Total interest income                     1,858,559     1,772,216
                                           ------------- -------------

Interest Expense
   Domestic deposits                            215,138       151,004
   Foreign deposits                              21,110        10,232
   Federal funds purchased and securities
    sold under repurchase agreements              6,030         3,401
   Commercial paper                              16,645         8,508
   Medium and long-term debt                      9,344         7,845

   UnionBanCal Corporation - obligated
    mandatorily redeemable preferred
    securities of subsidiary grantor trust       15,625        14,510
   Other borrowed funds                          10,111         5,097
                                           ------------- -------------
    Total interest expense                      294,003       200,597
                                           ------------- -------------

Net Interest Income                           1,564,556     1,571,619
   Provision for credit losses                  175,000        75,000
                                           ------------- -------------
    Net interest income after provision
     for credit losses                        1,389,556     1,496,619
                                           ------------- -------------

Noninterest Income
   Service charges on deposit accounts          275,820       311,417
   Trust and investment management fees         143,953       136,347
   International commissions and fees            76,956        86,505
   Insurance commissions                         27,847        62,652
   Card processing fees, net                     35,318        37,520
   Brokerage commissions and fees                35,625        31,755
   Merchant banking fees                         32,314        30,990
   Foreign exchange trading gains, net           28,548        30,000
   Securities gains (losses), net                 2,502           296
   Other                                         26,392        57,758
                                           ------------- -------------
    Total noninterest income                    685,275       785,240
                                           ------------- -------------

Noninterest Expense
   Salaries and employee benefits               731,166       808,804
   Net occupancy                                106,592       120,074
   Equipment                                     66,160        65,394
   Communications                                53,382        52,087
   Professional services                         44,851        48,558
   Data processing                               32,589        31,574
   Foreclosed asset expense (income)                146           (84)
   Other                                        246,773       269,996
                                           ------------- -------------
    Total noninterest expense                 1,281,659     1,396,403
                                           ------------- -------------

   Income before income taxes                   793,172       885,456
   Taxable-equivalent adjustment                  2,587         2,553
   Income tax expense                           265,751       296,696

                                           ------------- -------------
Net operating earnings                         $524,834      $586,207
                                           ============= =============

Net operating earnings per common share -
 basic                                            $3.39         $3.94
                                           ============= =============
Net operating earnings per common share -
 diluted                                          $3.36         $3.89
                                           ============= =============
Weighted average common shares outstanding
 - basic                                        154,758       148,917
                                           ============= =============
Weighted average common shares outstanding
 - diluted                                      156,415       150,645
                                           ============= =============

(1) See exhibits 5 and 6 for reconciliation of 'reported earnings' to 'operating earnings'



               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)
                               Exhibit 5

        Reported Earnings Reconciliation to Operating Earnings


                                          For the Three Months Ended
                                          ----------------------------
                                               December 31, 2002
                                          ----------------------------
(Amounts in thousands, except per share          Non-recurring
 data)                                    Reported   Items   Operating
----------------------------------------- --------- -------- ---------

Net Interest Income                       $404,649       $-  $404,649
 Provision for credit losses                30,000        -    30,000
                                          --------- -------- ---------
   Net interest income after provision
    for credit losses                      374,649        -   374,649
                                          --------- -------- ---------

Noninterest Income

 All other (no adjustments)                180,810        -   180,810
                                          --------- -------- ---------
   Total noninterest income                180,810        -   180,810
                                          --------- -------- ---------

Noninterest Expense
 Other  (1) (2)                             82,717  (15,306)   67,411
 All other (no adjustments)                268,146        -   268,146
                                          --------- -------- ---------
   Total noninterest expense               350,863  (15,306)  335,557
                                          --------- -------- ---------

 Income/Operating earnings before income
  taxes                                    204,596   15,306   219,902
 Taxable-equivalent adjustment                 983        -       983
 Income tax expense (3) (4)                 58,660   15,125    73,785

                                          --------- -------- ---------
Net Income/Operating Earnings             $144,953     $181  $145,134
                                          ========= ======== =========

Net income/Operating earnings per common
 share - basic                               $0.96    $0.00     $0.96
                                          ========= ======== =========
Net income/Operating earnings per common
 share - diluted                             $0.95    $0.00     $0.95
                                          ========= ======== =========
Weighted average common shares
 outstanding - basic                       150,659            150,659
                                          =========          =========
Weighted average common shares
 outstanding - diluted                     152,162            152,162
                                          =========          =========

Reported Net Income                       $144,953
                                          ----------------------------

Non-recurring Items

(1)LIHC amortization adjustments (4th
    quarter 2002)                           15,306
(2)Accrual related to a pre-litigation
    claim (4th quarter 2003)                     -
(3)Tax impact of items listed above (1)
    (2)                                     (5,518)
(4)Reduction in income tax due to LIHC
    credit (4th quarter 2002)               (9,607)

                                          ----------------------------
Net Operating Earnings                    $145,134
                                          ============================


                                           For the Three Months Ended
                                          ----------------------------
                                              September 30, 2003
                                         -----------------------------
(Amounts in thousands, except per share          Non-recurring
 data)                                      Reported   Items Operating
----------------------------------------- ------------ ----- ---------

Net Interest Income                          $401,736    $-  $401,736
 Provision for credit losses                   20,000     -    20,000
                                          ------------ ----- ---------
   Net interest income after provision
    for credit losses                         381,736     -   381,736
                                          ------------ ----- ---------
Noninterest Income

 All other (no adjustments)                   201,470     -   201,470
                                          ------------ ----- ---------
   Total noninterest income                   201,470     -   201,470
                                          ------------ ----- ---------
Noninterest Expense
 Other  (1) (2)                                63,620     -    63,620
 All other (no adjustments)                   285,241     -   285,241
                                          ------------ ----- ---------
   Total noninterest expense                  348,861     -   348,861
                                          ------------ ----- ---------

 Income/Operating earnings before income
  taxes                                       234,345     -   234,345
 Taxable-equivalent adjustment                    647     -       647
 Income tax expense (3) (4)                    78,653     -    78,653

                                          ------------ ----- ---------
Net Income/Operating Earnings                $155,045    $-  $155,045
                                          ============ ===== =========

Net income/Operating earnings per common
 share - basic                                  $1.04    $-     $1.04
                                          ============ ===== =========
Net income/Operating earnings per common
 share - diluted                                $1.02    $-     $1.02
                                          ============ ===== =========
Weighted average common shares
 outstanding - basic                          149,528         149,528
                                          ============       =========
Weighted average common shares
 outstanding - diluted                        151,562         151,562
                                          ============       =========


Reported Net Income                          $155,045
                                          ------------ ----- ---------
Non-recurring Items

(1)LIHC amortization adjustments (4th
    quarter 2002)                                   -
(2)Accrual related to a pre-litigation
    claim (4th quarter 2003)                        -
(3)Tax impact of items listed above (1)
    (2)                                             -
(4)Reduction in income tax due to LIHC
    credit (4th quarter 2002)                       -

                                          ------------ ----- ---------
Net Operating Earnings                       $155,045
                                          ============ ===== =========


                                           For the Three Months Ended
                                          ----------------------------
                                               December 31, 2003
                                          ----------------------------
(Amounts in thousands, except per share         Non-recurring
 data)                                     Reported   Items  Operating
----------------------------------------- ---------- ------- ---------

Net Interest Income                        $392,057      $-  $392,057
 Provision for credit losses                      -       -         -
                                          ---------- ------- ---------
   Net interest income after provision
    for credit losses                       392,057       -   392,057
                                          ---------- ------- ---------
Noninterest Income

 All other (no adjustments)                 203,841       -   203,841
                                          ---------- ------- ---------
   Total noninterest income                 203,841       -   203,841
                                          ---------- ------- ---------
Noninterest Expense
 Other  (1) (2)                              80,142  (7,750)   72,392
 All other (no adjustments)                 285,746       -   285,746
                                          ---------- ------- ---------
   Total noninterest expense                365,888  (7,750)  358,138
                                          ---------- ------- ---------

 Income/Operating earnings before income
  taxes                                     230,010   7,750   237,760
 Taxable-equivalent adjustment                  637       -       637
 Income tax expense (3) (4)                  77,554   2,984    80,538

                                          ---------- ------- ---------
Net Income/Operating Earnings              $151,819  $4,766  $156,585
                                          ========== ======= =========

Net income/Operating earnings per common
 share - basic                                $1.04   $0.03     $1.08
                                          ========== ======= =========
Net income/Operating earnings per common
 share - diluted                              $1.02   $0.03     $1.05
                                          ========== ======= =========
Weighted average common shares
 outstanding - basic                        145,527           145,527
                                          ==========         =========
Weighted average common shares
 outstanding - diluted                      148,468           148,468
                                          ==========         =========

Reported Net Income                        $151,819
                                          ----------------------------

Non-recurring Items

(1)LIHC amortization adjustments (4th
    quarter 2002)                                 -
(2)Accrual related to a pre-litigation
    claim (4th quarter 2003)                  7,750
(3)Tax impact of items listed above (1)
    (2)                                      (2,984)
(4)Reduction in income tax due to LIHC
    credit (4th quarter 2002)                     -
                                          ----------------------------
Net Operating Earnings                     $156,585
                                          ============================


               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)
                               Exhibit 6

        Reported Earnings Reconciliation to Operating Earnings

                                        For the Twelve Months Ended
                                      --------------------------------
                                             December 31, 2002
                                      --------------------------------
(Amounts in thousands, except per             Non-recurring
 share data)                           Reported    Items    Operating
------------------------------------- ----------- -------- -----------

Net Interest Income                   $1,564,556       $-  $1,564,556
   Provision for credit losses           175,000        -     175,000
                                      ----------- -------- -----------
    Net interest income after
     provision for credit losses       1,389,556        -   1,389,556
                                      ----------- -------- -----------

Noninterest Income
   Securities gains, net (2)               2,502        -       2,502
   All other (no adjustments)            682,773        -     682,773
                                      ----------- -------- -----------
    Total noninterest income             685,275        -     685,275
                                      ----------- -------- -----------

Noninterest Expense
   Net occupancy (3)                     106,592        -     106,592
   Other (1) (4)                         262,079  (15,306)    246,773
   All other (no adjustments)            928,294        -     928,294
                                      ----------- -------- -----------
    Total noninterest expense          1,296,965  (15,306)  1,281,659
                                      ----------- -------- -----------

   Income/Operating earnings before
    income taxes                         777,866   15,306     793,172
   Taxable-equivalent adjustment           2,587        -       2,587
   Income tax expense (5) (6) (7) (8)    247,376   18,375     265,751

                                      ----------- -------- -----------
Net Income/Operating Earnings           $527,903  $(3,069)   $524,834
                                      =========== ======== ===========

Net income/Operating earnings per
 common share - basic                      $3.41   $(0.02)      $3.39
                                      =========== ======== ===========
Net income/Operating earnings per
 common share - diluted                    $3.38   $(0.02)      $3.36
                                      =========== ======== ===========
Weighted average common shares
 outstanding - basic                     154,758              154,758
                                      ===========          ===========
Weighted average common shares
 outstanding - diluted                   156,415              156,415
                                      ===========          ===========


Reported Net Income                     $527,903
                                      --------------------------------

Non-recurring Items

(1)LIHC amortization adjustments (4th
    quarter 2002)                         15,306
(2)Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                                      -
(3)Write-off of leasehold
    improvements (2nd quarter 2003)            -
(4)Accrual related to a pre-
    litigation claim (4th quarter
    2003)                                      -
(5)Tax impact of items listed above
    (1) (2) (3) (4)                       (5,518)
(6)Reduction in income tax due to
    change in CA tax law (3rd quarter
    2002)                                 (3,250)
(7)Reduction in income tax due to
    LIHC credit (4th quarter 2002)        (9,607)
(8)Reduction in income tax due to
    completion of IRS Audit (2nd
    quarter 2003)                              -
                                      --------------------------------
Net Operating Earnings                  $524,834
                                      ================================



                                        For the Twelve Months Ended
                                      --------------------------------
                                             December 31, 2003
                                      --------------------------------
(Amounts in thousands, except per            Non-recurring
 share data)                           Reported    Items    Operating
------------------------------------- ----------- -------- -----------

Net Interest Income                   $1,571,619       $-  $1,571,619
   Provision for credit losses            75,000        -      75,000
                                      ----------- -------- -----------
    Net interest income after
     provision for credit losses       1,496,619        -   1,496,619
                                      ----------- -------- -----------

Noninterest Income
   Securities gains, net (2)               9,309   (9,013)        296
   All other (no adjustments)            784,944        -     784,944
                                      ----------- -------- -----------
    Total noninterest income             794,253   (9,013)    785,240
                                      ----------- -------- -----------

Noninterest Expense
   Net occupancy (3)                     124,274   (4,200)    120,074
   Other (1) (4)                         277,746   (7,750)    269,996
   All other (no adjustments)          1,006,333        -   1,006,333
                                      ----------- -------- -----------
    Total noninterest expense          1,408,353  (11,950)  1,396,403
                                      ----------- -------- -----------
   Income/Operating earnings before
    income taxes                         882,519    2,937     885,456
   Taxable-equivalent adjustment           2,553        -       2,553
   Income tax expense (5) (6) (7) (8)    292,827    3,869     296,696

                                      ----------- -------- -----------
Net Income/Operating Earnings           $587,139    $(932)   $586,207
                                      =========== ======== ===========

Net income/Operating earnings per
 common share - basic                      $3.94    $0.00       $3.94
                                      =========== ======== ===========
Net income/Operating earnings per
 common share - diluted                    $3.90   $(0.01)      $3.89
                                      =========== ======== ===========
Weighted average common shares
 outstanding - basic                     148,917              148,917
                                      ===========          ===========
Weighted average common shares
 outstanding - diluted                   150,645              150,645
                                      ===========          ===========

Reported Net Income                     $587,139
                                      --------------------------------

Non-recurring Items

(1)LIHC amortization adjustments (4th
    quarter 2002)                              -
(2)Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                                 (9,013)
(3)Write-off of leasehold
    improvements (2nd quarter 2003)        4,200
(4)Accrual related to a pre-
    litigation claim (4th quarter
    2003)                                  7,750
(5)Tax impact of items listed above
    (1) (2) (3) (4)                       (1,217)
(6)Reduction in income tax due to
    change in CA tax law (3rd quarter
    2002)                                      -
(7)Reduction in income tax due to
    LIHC credit (4th quarter 2002)             -
(8)Reduction in income tax due to
    completion of IRS Audit (2nd
    quarter 2003)                         (2,652)
                                      --------------------------------
Net Operating Earnings                  $586,207
                                      ================================


               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets
                               Exhibit 7

                                                   December 31,
                                             -------------------------
(Dollars in thousands)                           2002         2003
-------------------------------------------- ------------ ------------
Assets
Cash and due from banks                       $2,823,573   $2,494,127
Interest bearing deposits in banks               278,849      235,158
Federal funds sold and securities purchased
 under resale agreements                       1,049,700      769,720
                                             ------------ ------------
      Total cash and cash equivalents          4,152,122    3,499,005
Trading account assets                           276,021      252,929
Securities available for sale:
   Securities pledged as collateral              157,823      106,560
   Held in portfolio                           7,109,498   10,660,332
Loans (net of allowance for credit losses:
 2002, $609,190;
                             2003, $532,970)  26,118,893   25,401,783
Due from customers on acceptances                 62,469       71,078
Premises and equipment, net                      504,666      509,734
Intangible assets                                 38,518       56,352
Goodwill                                         150,542      219,796
Other assets                                   1,599,221    1,720,898
                                             ------------ ------------
      Total assets                           $40,169,773  $42,498,467
                                             ============ ============

Liabilities
Domestic deposits:
   Noninterest bearing                       $15,537,906  $16,668,773
   Interest bearing                           15,258,479   17,146,858
Foreign deposits:
   Noninterest bearing                           583,836      619,249
   Interest bearing                            1,460,594    1,097,403
                                             ------------ ------------
      Total deposits                          32,840,815   35,532,283
Federal funds purchased and securities sold
 under repurchase agreements                     334,379      280,968
Commercial paper                               1,038,982      542,270
Other borrowed funds                             267,047      212,088
Acceptances outstanding                           62,469       71,078
Other liabilities                              1,083,836      934,916
Medium and long-term debt                        418,360      820,488
Junior subordinated debt payable to
 subsidiary grantor trust                              -      363,940

UnionBanCal Corporation-obligated
 manditorily redeemable preferred securities
 of subsidiary grantor trust                     365,696            -
                                             ------------ ------------
      Total liabilities                       36,411,584   38,758,031
                                             ------------ ------------
Commitments and contingencies

Stockholders' Equity
Preferred stock:
   Authorized 5,000,000 shares, no shares
    issued or outstanding at December 31,
    2002 or 2003                                       -            -
Common stock, no stated value per share at
 December 31, 2002, and par value of $1 per
 share at December 31, 2003 (1):
   Authorized 300,000,000 shares, issued
    150,702,363 shares September 30, 2002,
    150,702,363 shares as of December 31,
    2002, and in 2002 and 146,000,156 shares
    in 2003                                      926,460      146,000
Additional paid-in capital                             -      555,156
Treasury stock - 242,000 shares as of
 December 31, 2003                                     -      (12,846)
Retained earnings                              2,591,635    2,999,884
Accumulated other comprehensive income           240,094       52,242
                                             ------------ ------------
      Total stockholders' equity               3,758,189    3,740,436
                                             ------------ ------------
      Total liabilities and stockholders'
       equity                                $40,169,773  $42,498,467
                                             ============ ============

(1) On September 30, 2003, UnionBanCal Corporation changed its state of incorporation from California to Delaware, establishing a par value of $1 per share of common stock.


               UnionBanCal Corporation and Subsidiaries
                          Loans (Unaudited)
                               Exhibit 8

                                                    Percent Change to
                             Three Months Ended     Dec 31, 2003  from
                         -------------------------- ------------------
                         Dec 31,  Sep 30,  Dec 31,  Dec 31,   Sep 30,
(Dollars in millions)     2002     2003     2003     2002      2003
------------------------ -------- -------- -------- -------- ---------

Loans (period average)
    Commercial,
     financial and
     industrial          $10,935   $9,600   $9,178  (16.07%)   (4.40%)
    Construction           1,290    1,172    1,097  (14.96%)   (6.40%)
    Mortgage -
     Commercial            4,046    4,239    4,280     5.78%     0.97%
    Mortgage -
     Residential           6,135    7,136    7,293    18.88%     2.20%
    Consumer               1,989    2,028    2,032     2.16%     0.20%
    Lease financing          818      684      666  (18.58%)   (2.63%)
    Loans originated in
     foreign branches      1,406    1,473    1,590    13.09%     7.94%
                         -------- -------- --------

       Total loans       $26,619  $26,332  $26,136   (1.81%)   (0.74%)
                         ======== ======== ========

Nonperforming assets
 (period end)
    Nonaccrual loans:
    Commercial,
     financial and
     industrial             $276     $244     $190  (31.16%)  (22.13%)
    Construction               -        1        -     0.00% (100.00%)
    Mortgage -
     Commercial               24       43       38    58.33%  (11.63%)
    Lease                     36       52       52    44.44%     0.00%
    Foreign                    -        1        1     nm        0.00%
                         -------- -------- --------

      Total nonaccrual
       loans                 336      341      281  (16.37%)  (17.60%)
    Foreclosed assets          1        3        6   500.00%   100.00%
                         -------- -------- --------
      Total
       nonperforming
       assets               $337     $344     $287  (14.84%)  (16.57%)
                         ======== ======== ========
    Loans 90 days or
     more past due and
     still accruing           $8      $26       $4  (50.00%)  (84.62%)
                         ======== ======== ========

Analysis of Allowance
 for Credit Losses
    Beginning balance       $623     $558     $551

    Provision for credit
     losses                   30       20        -
    Foreign translation
     adjustment and
     other net additions
     (deductions) (1)          3       11        -

    Loans charged off:
     Commercial,
      financial and
      industrial             (34)     (41)     (29)
     Real estate               -       (7)       -
     Consumer                 (4)      (2)      (3)
     Lease financing         (18)      (1)       -
     Loans originated in
      foreign branches         -       (2)       -
                         -------- -------- --------
       Total loans
        charged off          (56)     (53)     (32)
                         -------- -------- --------
    Loans recovered:
     Commercial,
      financial and
      industrial               8       14       13
     Consumer                  1        1        1
                         -------- -------- --------
      Total loans
       recovered               9       15       14
                         -------- -------- --------
        Net loans charged-
         off                 (47)     (38)     (18)
                         -------- -------- --------

    Ending balance          $609     $551     $533
                         ======== ======== ========

(1) Includes a transfer of $2.8 million related to the Valencia Bank acquisition in the fourth quarter of 2002 and a transfer of $10.3 million related to the Monterey Bay Bank acquisition in the third quarter of 2003.

nm = not meaningful


               UnionBanCal Corporation and Subsidiaries
                   Net Interest Income (Unaudited)
                               Exhibit 9

                                         For the Three Months Ended
                                       -------------------------------
                                              December 31, 2002
                                       -------------------------------
                                                    Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance    Expense(1) Rate(1)
-------------------------------------  ------------ ------------------
Assets
Loans:(2)
   Domestic                            $25,214,174  $374,792    5.91 %
   Foreign(3)                            1,405,577     8,643    2.44
Securities - taxable                     6,392,614    78,192    4.89
Securities - tax-exempt                     40,396       988    9.78
Interest bearing deposits in banks         154,420       908    2.33

Federal funds sold and securities
 purchased under resale agreements         925,253     3,237    1.39
Trading account assets                     367,161     1,499    1.62
                                       ------------ ---------
    Total earning assets                34,499,595   468,259    5.40
                                                    ---------
Allowance for credit losses               (634,297)
Cash and due from banks                  2,077,800
Premises and equipment, net                501,279
Other assets                             1,345,724
                                       ------------
    Total assets                       $37,790,101
                                       ============
Liabilities
Domestic deposits:
   Interest bearing                     $8,986,432    21,388    0.94
   Savings and consumer time             3,766,055    13,928    1.47
   Large time                            2,463,080    12,427    2.00
Foreign deposits(3)                      1,416,131     4,014    1.12
                                       ------------ ---------
    Total interest bearing deposits     16,631,698    51,757    1.23
                                       ------------ ---------

Federal funds purchased and securities
 sold under repurchase agreements          322,394       896    1.10
Commercial paper                           993,129     3,647    1.46
Other borrowed funds                       250,533     1,371    2.17
Medium and long-term debt                  399,713     2,146    2.13


UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor
 trust                                     351,878     3,793    4.34
                                       ------------ ---------
    Total borrowed funds                 2,317,647    11,853    2.03
                                       ------------ ---------
    Total interest bearing liabilities  18,949,345    63,610    1.33
                                                    ---------
Noninterest bearing deposits            14,102,883
Other liabilities                          970,872
                                       ------------
    Total liabilities                   34,023,100
Stockholders' Equity
Common equity                            3,767,001
                                       ------------
    Total stockholders' equity           3,767,001
                                       ------------

    Total liabilities and
     stockholders' equity              $37,790,101
                                       ============

Net interest income/margin (taxable-
 equivalent basis)                                   404,649    4.67 %
Less: taxable-equivalent adjustment                      983
                                                    ---------
    Net interest income                             $403,666
                                                    =========


                                         For the Three Months Ended
                                       -------------------------------
                                             September 30, 2003
                                       -------------------------------
                                                    Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance    Expense(1) Rate(1)
-------------------------------------- ------------ ------------------
Assets
Loans:(2)
   Domestic                            $24,858,766  $342,629   5.48  %
   Foreign(3)                            1,473,220     7,581   2.04
Securities - taxable                     9,928,708    92,553   3.73
Securities - tax-exempt                     40,592     1,015  10.00
Interest bearing deposits in banks         246,897       922   1.48

Federal funds sold and securities
 purchased under resale agreements         980,271     2,532   1.02
Trading account assets                     327,415       909   1.10
                                       ------------ ---------
    Total earning assets                37,855,869   448,141   4.71
                                                    ---------
Allowance for credit losses               (570,773)
Cash and due from banks                  2,324,389
Premises and equipment, net                510,205
Other assets                             1,793,825
                                       ------------
    Total assets                       $41,913,515
                                       ============
Liabilities
Domestic deposits:
   Interest bearing                    $10,952,652    16,586   0.60
   Savings and consumer time             4,116,669     9,990   0.96
   Large time                            2,303,754     8,408   1.45
Foreign deposits(3)                      1,200,668     1,991   0.66
                                       ------------ ---------
    Total interest bearing deposits     18,573,743    36,975   0.79
                                       ------------ ---------

Federal funds purchased and securities
 sold under repurchase agreements          393,772       689   0.69
Commercial paper                           781,552     1,723   0.87
Other borrowed funds                       262,512     1,673   2.53
Medium and long-term debt                  399,761     1,738   1.73


UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor trust    351,575     3,607   4.10
                                       ------------ ---------
    Total borrowed funds                 2,189,172     9,430   1.71
                                       ------------ ---------
    Total interest bearing liabilities  20,762,915    46,405   0.89
                                                    ---------
Noninterest bearing deposits            16,329,221
Other liabilities                          986,545
                                       ------------
    Total liabilities                   38,078,681
Stockholders' Equity
Common equity                            3,834,834
                                       ------------
    Total stockholders' equity           3,834,834
                                       ------------

    Total liabilities and
     stockholders' equity              $41,913,515
                                       ============

Net interest income/margin (taxable-
 equivalent basis)                                   401,736   4.22  %
Less: taxable-equivalent adjustment                      647
                                                    ---------
    Net interest income                             $401,089
                                                    =========


                                          For the Three Months Ended
                                        ------------------------------
                                              December 31, 2003
                                        ------------------------------
                                                    Interest   Average
                                          Average    Income/   Yield/
(Dollars in thousands)                    Balance   Expense(1) Rate(1)
--------------------------------------- ----------- ---------- -------
Assets
Loans:(2)
   Domestic                             $24,546,059  $327,811   5.31 %
   Foreign(3)                             1,589,443     7,966   1.99
Securities - taxable                     10,187,342    96,923   3.80
Securities - tax-exempt                      40,352       958   9.50
Interest bearing deposits in banks          246,196       976   1.57

Federal funds sold and securities
 purchased under resale agreements          777,261     1,993   1.02
Trading account assets                      301,937       752   0.99
                                        ------------ ---------
    Total earning assets                 37,688,590   437,379   4.62
                                                     ---------
Allowance for credit losses                (548,542)
Cash and due from banks                   2,330,478
Premises and equipment, net                 509,311
Other assets                              1,810,346
                                        ------------
    Total assets                        $41,790,183
                                        ============
Liabilities
Domestic deposits:
   Interest bearing                     $11,288,478    17,015   0.60
   Savings and consumer time              4,099,123     9,151   0.89
   Large time                             2,208,516     8,066   1.45
Foreign deposits(3)                       1,315,803     2,224   0.67
                                        ------------ ---------
    Total interest bearing deposits      18,911,920    36,456   0.76
                                        ------------ ---------

Federal funds purchased and securities
 sold under repurchase agreements           380,867       638   0.66
Commercial paper                            544,270     1,111   0.81
Other borrowed funds                        194,525     1,114   2.27
Medium and long-term debt                   503,748     2,423   1.91


UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor trust     351,522     3,580   4.07
                                        ------------ ---------
    Total borrowed funds                  1,974,932     8,866   1.79
                                        ------------ ---------
    Total interest bearing liabilities   20,886,852    45,322   0.86
                                                     ---------
Noninterest bearing deposits             16,244,484
Other liabilities                           961,229
                                        ------------
    Total liabilities                    38,092,565
Stockholders' Equity
Common equity                             3,697,618
                                        ------------
    Total stockholders' equity            3,697,618
                                        ------------
    Total liabilities and stockholders'
        equity                          $41,790,183
                                        ============

   Net interest income/margin (taxable-
    equivalent basis)                                 392,057   4.14 %
Less: taxable-equivalent adjustment                       637
                                                     ---------
    Net interest income                              $391,420
                                                     =========

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(3) Foreign loans and deposits are those loans and deposits originated in foreign branches.



               UnionBanCal Corporation and Subsidiaries
                   Net Interest Income (Unaudited)
                              Exhibit 10

                                        For the Twelve Months Ended
                                     ---------------------------------
                                            December 31, 2002
                                     --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance    Expense(1)  Rate(1)
-----------------------------------  ------------ ----------- -------
Assets
Loans:(2)
  Domestic                           $24,662,415  $1,488,184    6.03 %
  Foreign(3)                           1,172,660      32,285    2.75
Securities - taxable                   5,858,193     313,232    5.35
Securities - tax-exempt                   37,835       3,968   10.49
Interest bearing deposits in banks       124,023       2,806    2.26
Federal funds sold and securities
 purchased under resale agreements       812,435      13,478    1.66
Trading account assets                   315,810       4,606    1.46
                                     ------------ -----------
    Total earning assets              32,983,371   1,858,559    5.63
                                                  -----------
Allowance for credit losses             (635,057)
Cash and due from banks                1,928,821
Premises and equipment, net              498,454
Other assets                           1,332,907
                                     ------------
    Total assets                     $36,108,496
                                     ============
Liabilities
Domestic deposits:
  Interest bearing                   $ 8,159,892      89,952    1.10
  Savings and consumer time            3,632,748      60,758    1.67
  Large time                           2,958,162      64,428    2.18
Foreign deposits(3)                    1,535,837      21,110    1.37
                                     ------------ -----------
    Total interest bearing deposits   16,286,639     236,248    1.45
                                     ------------ -----------
Federal funds purchased and
 securities sold under repurchase
 agreements                              427,610       6,030    1.41
Commercial paper                         997,543      16,645    1.67
Other borrowed funds                     469,877      10,111    2.15
Medium and long-term debt                399,769       9,344    2.34
UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor
 trust                                   352,106      15,625    4.44
                                     ------------ -----------
    Total borrowed funds               2,646,905      57,755    2.18
                                     ------------ -----------
    Total interest bearing
     liabilities                      18,933,544     294,003    1.55
                                                  -----------
Noninterest bearing deposits          12,466,546
Other liabilities                        968,876
                                     ------------
    Total liabilities                 32,368,966
Stockholders' Equity
Common equity                          3,739,530
                                      -----------
    Total stockholders' equity         3,739,530
                                      -----------

    Total liabilities and
     stockholders' equity            $36,108,496
                                     ============
Net interest income/margin
   (taxable-equivalent basis)                      1,564,556    4.74 %
Less: taxable-equivalent adjustment                    2,587
                                                  -----------
    Net interest income                           $1,561,969
                                                  ===========


                                        For the Twelve Months Ended
                                     ---------------------------------
                                            December 31, 2003
                                     --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance    Expense(1)  Rate(1)
------------------------------------ ------------ ----------- -------
Assets
Loans:(2)
 Domestic                            $24,875,305  $1,371,717    5.51 %
 Foreign(3)                            1,549,791      32,708    2.11
Securities - taxable                   8,716,051     345,996    3.97
Securities - tax-exempt                   40,962       4,003    9.77
Interest bearing deposits in banks       229,547       3,990    1.74
Federal funds sold and securities
 purchased under resale agreements       893,369      10,203    1.14
Trading account assets                   317,655       3,599    1.13
                                     ------------ -----------
  Total earning assets                36,622,680   1,772,216    4.84
                                                  -----------
Allowance for credit losses             (576,871)
Cash and due from banks                2,213,273
Premises and equipment, net              508,973
Other assets                           1,702,428
                                     ------------
  Total assets                       $40,470,483
                                     ============
Liabilities
Domestic deposits:
 Interest bearing                    $10,390,459      71,208    0.69
 Savings and consumer time             3,977,902      42,734    1.07
 Large time                            2,364,156      37,062    1.57
Foreign deposits(3)                    1,280,804      10,232    0.80
                                     ------------ -----------
  Total interest bearing deposits     18,013,321     161,236    0.90
                                     ------------ -----------
Federal funds purchased and
 securities sold under repurchase
 agreements                              405,982       3,401    0.84
Commercial paper                         809,930       8,508    1.05
Other borrowed funds                     192,248       5,097    2.65
Medium and long-term debt                425,960       7,845    1.84
UnionBanCal Corporation - obligated
 mandatorily redeemable preferred
 securities of subsidiary grantor
 trust                                   351,575      14,510    4.13
                                     ------------ -----------
  Total borrowed funds                 2,185,695      39,361    1.80
                                     ------------ -----------
  Total interest bearing liabilities  20,199,016     200,597    0.99
                                                  -----------
Noninterest bearing deposits          15,433,115
Other liabilities                      1,007,320
                                     ------------
  Total liabilities                   36,639,451
Stockholders' Equity
Common equity                          3,831,032
                                      -----------
  Total stockholders' equity           3,831,032
                                      -----------

  Total liabilities and
   stockholders' equity              $40,470,483
                                     ============
Net interest income/margin
  (taxable-equivalent basis)                       1,571,619    4.29 %
Less: taxable-equivalent adjustment                    2,553
                                                  -----------
  Net interest income                             $1,569,066
                                                  ===========

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(3) Foreign loans and deposits are those loans and deposits originated in foreign branches.



               UnionBanCal Corporation and Subsidiaries
        On a Reported Earnings Basis (reference to exhibit 3)
                              Exhibit 11

                    Noninterest Income (Unaudited)

                                                   Percentage Change
                                                    to December 31,
                     For the Three Months Ended         2003 from
                    -----------------------------  ------------------
(Dollars in          Dec 31,   Sep 30,   Dec 31,    Dec 31,   Sep 30,
 thousands)           2002      2003      2003       2002      2003
------------------- --------- --------- --------- --------- ---------
Service charges on
 deposit accounts   $ 71,179  $ 81,832  $ 79,356     11.49 %   (3.03)%
Trust and investment
 management fees      34,273    35,429    35,102      2.42     (0.92)
International
 commissions and
 fees                 19,363    22,223    23,393     20.81      5.26
Insurance
 commissions           7,877    15,814    17,596    123.38     11.27
Merchant banking
 fees                  9,469     9,312     9,469      0.00      1.69
Foreign exchange
 trading gains, net    6,895     7,574     8,534     23.77     12.67
Card processing
 fees, net             8,975    10,335     8,163     (9.05)   (21.02)
Brokerage
 commissions and
 fees                  8,011     7,549     7,141    (10.86)    (5.40)
Securities gains
 (losses), net          (483)   (2,618)    2,267       nm        nm
Other                 15,251    14,020    12,820    (15.94)    (8.56)
                    --------- --------- ---------
  Total noninterest
   income           $180,810  $201,470  $203,841     12.74 %    1.18 %
                    ========= ========= =========


                   Noninterest Expense (Unaudited)

                                                    Percentage Change
                                                     to December 31,
                       For the Three Months Ended      2003 from
                    -----------------------------  ------------------
(Dollars in          Dec 31,   Sep 30,   Dec 31,    Dec 31,   Sep 30,
 thousands)           2002      2003      2003       2002      2003
------------------  ---------  --------  --------  -------- ---------
Salaries and other
 compensation       $150,928  $169,705  $175,256     16.12 %    3.27 %
Employee benefits     32,987    35,597    31,210     (5.39)   (12.32)
                    ---------  --------  --------
 Salaries and
  employee benefits  183,915   205,302   206,466     12.26      0.57
Net occupancy         30,842    31,342    32,430      5.15      3.47
Equipment             17,510    15,680    16,689     (4.69)     6.43
Software              11,240    11,996    12,648     12.53      5.44
Communications        13,687    12,661    12,228    (10.66)    (3.42)
Advertising and
 public relations      9,736     9,227    10,867     11.62     17.77
Professional services 14,062    12,676    10,302    (26.74)   (18.73)
Data processing        8,114     7,659     7,687     (5.26)     0.37
Intangible asset
 amortization          1,824     2,587     3,075     68.59     18.86
Foreclosed asset
 expense (income)         16       (79)      (56)     nm      (29.11)
Other                 59,917    39,810    53,552    (10.62)    34.52
                   ---------  --------  --------
 Total noninterest
  expense           $350,863  $348,861  $365,888      4.28 %    4.88 %
                    ========= ========= =========

 nm = not meaningful


              UnionBanCal Corporation and Subsidiaries
     On an Operating Earnings Basis (reference to exhibit 4) (1)
                              Exhibit 12

                   Noninterest Income (Unaudited)

                                                   Percentage Change
                                                           to
                                                    December 31, 2003
                       For the Three Months Ended         from
                       --------------------------- ------------------
                        Dec 31,  Sep 30,  Dec 31,    Dec 31,  Sep 30,
(Dollars in thousands)   2002     2003     2003       2002     2003
-------------------------------------------------- -------- ---------
Service charges on
 deposit accounts       $71,179  $81,832  $79,356    11.49 %   (3.03)%
Trust and investment
 management fees         34,273   35,429   35,102     2.42     (0.92)
International
 commissions and fees    19,363   22,223   23,393    20.81      5.26
Insurance commissions     7,877   15,814   17,596   123.38     11.27
Merchant banking fees     9,469    9,312    9,469        -      1.69
Foreign exchange
 trading gains, net       6,895    7,574    8,534    23.77     12.67
Card processing fees,
 net                      8,975   10,335    8,163    (9.05)   (21.02)
Brokerage commissions
 and fees                 8,011    7,549    7,141   (10.86)    (5.40)
Securities gains
 (losses), net             (483)  (2,618)   2,267       nm        nm
Other                    15,251   14,020   12,820   (15.94)    (8.56)
                       ---------------------------
   Total noninterest
    income             $180,810 $201,470 $203,841    12.74 %    1.18 %
                       ===========================


                   Noninterest Expense (Unaudited)

                                                   Percentage Change
                                                           to
                                                   December 31 , 2003
                       For the Three Months Ended        from
                       --------------------------- ------------------
                        Dec 31,  Sep 30, Dec 31,    Dec 31,   Sep 30,
(Dollars in thousands)   2002     2003     2003       2002     2003
-------------------------------------------------- -------- ---------
Salaries and other
 compensation          $150,928 $169,705 $175,256    16.12 %    3.27 %
Employee benefits        32,987   35,597   31,210    (5.39)   (12.32)
                       ---------------------------
   Salaries and
    employee benefits   183,915  205,302  206,466    12.26      0.57
Net occupancy            30,842   31,342   32,430     5.15      3.47
Equipment                17,510   15,680   16,689    (4.69)     6.43
Software                 11,240   11,996   12,648    12.53      5.44
Communications           13,687   12,661   12,228   (10.66)    (3.42)
Advertising and public
 relations                9,736    9,227   10,867    11.62     17.77
Professional services    14,062   12,676   10,302   (26.74)   (18.73)
Data processing           8,114    7,659    7,687    (5.26)     0.37
Intangible asset
 amortization             1,824    2,587    3,075    68.59     18.86
Foreclosed asset
 expense (income)            16      (79)     (56)      nm    (29.11)
Other                    44,611   39,810   45,802     2.67     15.05
                       ---------------------------
   Total noninterest
    expense            $335,557 $348,861 $358,138     6.73 %    2.66 %
                       ===========================
 nm = not meaningful

(1) See exhibit 5 for reconciliation of 'reported earnings' to 'operating earnings'.


              UnionBanCal Corporation and Subsidiaries
        On a Reported Earnings Basis (reference to exhibit 3)
                              Exhibit 13

                   Noninterest Income (Unaudited)

                                                   Percentage Change
                                                            to
                           For the Twelve Months   December 31 , 2003
                                    Ended                  from
                         ---------------------------------------------
                         December 31, December 31,    December 31,
(Dollars in thousands)       2002         2003           2002
---------------------------------------------------------------------
Service charges on
 deposit accounts            $275,820     $311,417             12.91 %
Trust and investment
 management fees              143,953      136,347             (5.28)
International commissions
 and fees                      76,956       86,505             12.41
Insurance commissions          27,847       62,652            124.99
Card processing fees, net      35,318       37,520              6.23
Brokerage commissions and
 fees                          35,625       31,755            (10.86)
Merchant banking fees          32,314       30,990             (4.10)
Foreign exchange trading
 gains, net                    28,548       30,000              5.09
Securities gains, net           2,502        9,309            272.06
Other                          26,392       57,758            118.85
                         --------------------------
Total noninterest income     $685,275     $794,253             15.90 %
                         ==========================


                   Noninterest Expense (Unaudited)

                                                   Percentage Change
                                                            to
                           For the Twelve Months   December 31 , 2003
                                    Ended                  from
                         ---------------------------------------------
                         December 31, December 31,    December 31,
(Dollars in thousands)       2002         2003           2002
---------------------------------------------------------------------
Salaries and other
 compensation                $599,617     $659,589             10.00 %
Employee benefits             131,549      149,215             13.43
                         --------------------------
Salaries and employee
 benefits                     731,166      808,804             10.62
Net occupancy                 106,592      124,274             16.59
Equipment                      66,160       65,394             (1.16)
Communications                 53,382       52,087             (2.43)
Professional services          44,851       48,558              8.27
Software                       42,850       47,569             11.01
Advertising and public
 relations                     37,510       39,455              5.19
Data processing                32,589       31,574             (3.11)
Intangible asset
 amortization                   5,485       11,366            107.22
Foreclosed asset expense
 (income)                         146          (84)               nm
Other                         176,234      179,356              1.77
                         --------------------------
Total noninterest expense  $1,296,965   $1,408,353              8.59 %
                         ==========================

 nm = not meaningful


              UnionBanCal Corporation and Subsidiaries
     On an Operating Earnings Basis (reference to exhibit 4) (1)
                              Exhibit 14

                   Noninterest Income (Unaudited)

                                                       Percentage
                                                       Change to
                              For the Twelve Months    December 31,
                                       Ended           2003 from
                            ------------------------------------------
                            December 31, December 31,  December 31,
(Dollars in thousands)          2002         2003          2002
---------------------------------------------------------------------
Service charges on deposit
 accounts                       $275,820     $311,417          12.91 %
Trust and investment
 management fees                 143,953      136,347          (5.28)
International commissions
 and fees                         76,956       86,505          12.41
Insurance commissions             27,847       62,652         124.99
Card processing fees, net         35,318       37,520           6.23
Brokerage commissions and
 fees                             35,625       31,755         (10.86)
Merchant banking fees             32,314       30,990          (4.10)
Foreign exchange trading
 gains, net                       28,548       30,000           5.09
Securities gains, net              2,502          296         (88.17)
Other                             26,392       57,758         118.85
                            --------------------------
   Total noninterest income     $685,275     $785,240          14.59 %
                            ==========================


                   Noninterest Expense (Unaudited)
                                                       Percentage
                                                       Change to
                              For the Twelve Months    December 31,
                                       Ended           2003 from
                            ------------------------------------------
                            December 31, December 31,  December 31,
(Dollars in thousands)          2002         2003          2002
---------------------------------------------------------------------
Salaries and other
 compensation                   $599,617     $659,589          10.00 %
Employee benefits                131,549      149,215          13.43
                            --------------------------
   Salaries and employee
    benefits                     731,166      808,804          10.62
Net occupancy                    106,592      120,074          12.65
Equipment                         66,160       65,394          (1.16)
Communications                    53,382       52,087          (2.43)
Professional services             44,851       48,558           8.27
Software                          42,850       47,569          11.01
Advertising and public
 relations                        37,510       39,455           5.19
Data processing                   32,589       31,574          (3.11)
Intangible asset
 amortization                      5,485       11,366         107.22
Foreclosed asset expense
 (income)                            146          (84)            nm
Other                            160,928      171,606           6.64
                            --------------------------
   Total noninterest expense  $1,281,659   $1,396,403           8.95 %
                            ==========================

 nm = not meaningful

(1) See exhibit 6 for reconciliation of 'reported earnings' to 'operating earnings'.


    CONTACT: UnionBanCal Corporation
             John A. Rice, Jr., 415-765-2998 (Investor Relations) Michelle R. Crandall, 415-765-2780 (Investor Relations) Stephen L. Johnson, 415-765-3252 (Public Relations)